UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2010

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2010, the Board of Directors of EQT Corporation (the “Company”) elected David L. Porges President and Chief Executive Officer of the Company, effective the same day.  He succeeds Murry S. Gerber, as Chief Executive Officer.  Mr. Gerber will continue to serve as Executive Chairman through the Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  Mr. Porges, 52, became Senior Vice President and Chief Financial Officer of the Company in 1998 and was promoted to Executive Vice President in 2000. He was elected to the Board of Directors of the Company in May 2001. In January 2005, Mr. Porges was named Vice Chairman and Executive Vice President, Finance & Administration. In 2007, he was promoted to President and Chief Operating Officer.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 21, 2010 in Pittsburgh, Pennsylvania.  At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement dated March 11, 2010.  The final vote results for each proposal were as follows:

(1)                        Election of four directors to serve a three-year term expiring 2013 as set forth below:

Director	Shares Voted For	Shares Withheld	Broker Non- Votes

Vicky A. Bailey	102,051,427	1,691,620	89,234
Murry S. Gerber	100,611,735	3,131,312	1,528,926
George L. Miles, Jr.	91,772,353	11,970,694	10,368,308
James W. Whalen	102,061,315	1,681,732	79,346

(2)                        Ratification of the appointment of Ernst & Young, LLP, as the independent registered public accounting firm for the year ended December 31, 2010.  Vote was 112,836,261 shares for; 1,523,951 shares against; and 133,709 shares abstained.

(3)                        A shareholder proposal regarding a majority vote standard in director elections. Vote was 56,529,291 shares for; 46,853,592 shares against; 360,164 shares abstained; and 27,197,778 broker non-votes.

(4)                        A shareholder proposal regarding a sustainability report/climate change disclosure. Vote was 32,256,340 shares for; 53,886,067 shares against; 17,599,485 shares abstained; and 27,198,932 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: April 21, 2010	By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and
Chief Financial Officer